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ATLAS FUNDS
ATLAS ASSETS, INC.

SUPPLEMENT DATED NOVEMBER 25, 2002
TO PROSPECTUS DATED MAY 1, 2002


The Board of Directors has approved Turner Investment Partners, Inc., ("Turner") as the new investment subadviser to the Atlas Emerging Growth Fund in place of the current subadviser, OppenheimerFunds, Inc., subject to approval of the Fund's shareholders. If Turner is approved, the investment advisory fees paid by the Fund will not change, and Turner will continue to operate the Fund in a manner consistent with the Fund's current prospectus.

Turner is a registered investment adviser formed in 1990 and located in Berwyn, Pennsylvania. It is owned by its principals, and currently has approximately $7 billion of assets under management. Its clients include corporations, endowments, financial institutions, investment companies and individuals.

Further details will be provided in a proxy statement to be mailed to all shareholders of record of the Fund in December 2002.